September 22, 2009

WINTERGREEN FUND, INC.

Supplement to Statement of Additional Information (“SAI”)

Dated April 30, 2009

The Board of Directors of Wintergreen Fund, Inc. (the “Fund”) has appointed Mr. Richard J. Berthy as the President of the Fund and Ms. Trudance L.C. Bakke as the Treasurer of the Fund, following the resignation of Simon D. Collier. In addition, the Board of Directors of the Fund has appointed Ms. Susan C. Mosher as the Chief Compliance Officer of the Fund following the resignation of Leslie K. Klenk. The Board of Directors has appointed Mr. Berthy, Ms. Bakke, and Ms. Mosher as members of the Fund’s Valuation Committee.

The Officers and Directors table in the section entitled “Officers and Directors” starting on page 25 of the SAI is hereby revised to remove the disclosure with respect to Mr. Collier and Ms. Klenk, and the following information with respect to Mr. Berthy, Ms. Bakke, and Ms. Mosher is hereby added to the Officers and Directors table:

Name, Year Born, and Address	Position	Length of Time Served*	Principal Occupation During Past 5 Years	Other Directorships Served
Officers
Richard J. Berthy Year Born: 1958 Three Canal Plaza Suite 100 Portland, ME 04101	President	Since 2009

President and Managing Partner, Foreside Financial Group, LLC; President and Secretary, Bainbridge Capital Management, LLC from June 2004 - June 2006; Vice President, Bainbridge Capital Management from August 2002 - May 2004. Mr. Berthy serves as an officer to other unaffiliated mutual funds or closed-end funds for which the Distributor or its affiliates, act as distributor or provider of other services.

Not Applicable
Trudance L.C. Bakke Year Born: 1971 Three Canal Plaza Suite 100 Portland, ME 04101	Treasurer	Since 2009

Director, Foreside Management Services, LLC since 2006; Product Manager, Citigroup 2003 - 2006; Senior Manager of Corporate Finance, Forum 1999 - 2003. Ms. Bakke serves as an officer to other unaffiliated mutual funds or closed-end funds for which the Distributor or its affiliates, act as distributor or provider of other services.

Not Applicable

Susan C. Mosher Year Born: 1955 Three Canal Plaza Suite 100 Portland, ME 04101	Chief Compliance Officer	Since 2009	Director, Foreside Financial Group, LLC since June 2009; Chief Compliance Officer, Coast Asset Management LLC 2007 - 2009; Senior Director and Chief Counsel, Investors Bank & Trust Company 1995 – 2007. Ms. Mosher serves as an officer to other unaffiliated mutual funds or closed-end funds for which the Distributor or its affiliates, act as distributor or provider of other services.	Not Applicable

* Messrs. Prendeville, Adler, and Backer were elected by written consent of the sole shareholder of the Fund on September 9, 2005. Messrs. Wakely and Keffer were elected by unanimous vote of the full Board, including a majority of the Independent Board Members and written consent of the sole shareholder of the Fund, on September 29, 2005. Each of the Fund’s officers, except Mr. Berthy, Ms. Bakke, Ms. Mosher, and Mr. Bree, were appointed at the Fund’s initial organizational meeting on September 12, 2005. Mr. Berthy was appointed as President on September 1, 2009. Ms. Bakke was appointed as Treasurer on June 1, 2009. Ms. Mosher was appointed as Chief Compliance Officer on June 21, 2009. Mr. DiGioia was appointed Assistant Vice President of the Fund on September 29, 2005 and was promoted to Vice President on December 4, 2006. Mr. Bree was appointed as Vice President and Assistant Secretary on April 8, 2008.

The Board Committees table in the section entitled “Officers and Directors – Board Committees” on page 28 of the SAI is hereby revised to read as follows:

Committee	Members
Audit Committee	Nathan Adler, Chairman Bradden Backer Edward Prendeville John Wakely
Valuation Committee	Bradden Backer, Chairman Nathan Adler John Keffer John Wakely Trudance L.C. Bakke Richard J. Berthy Susan C. Mosher David J. Winters
Nominating Committee	Bradden Backer, Chairman Nathan Adler Edward Prendeville

Please retain this Supplement with your SAI for reference.

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